GREAT-WEST FUNDS, INC.

ARTICLES SUPPLEMENTARY

Great-West Funds, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  In accordance with procedures established in the Corporation’s Articles of Amendment and Restatement and pursuant to Sections 2-105(c) and 2-208.1 of Maryland General Corporate Law, the Board of Directors of the Corporation, by resolution dated September 19, 2013, duly authorized the decrease in the number of shares of stock of the Great-West Ariel Small Cap Value Fund that the Corporation shall have the authority to issue from one hundred twenty million (120,000,000) shares to zero (0) shares.

SECOND:    In accordance with procedures established in the Corporation’s Articles of Amendment and Restatement and pursuant to Section 2-208 of Maryland General Corporate Law, the Board of Directors of the Corporation, by resolution dated September 19, 2013, duly reclassifies one hundred twenty million (120,000,000) shares of the authorized common stock of the Corporation as unclassified.

THIRD:  The shares of the Corporation reclassified pursuant to Articles Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Amendment and Restatement of the Corporation.

FOURTH:    Immediately prior to the effectiveness of these Articles Supplementary of the Corporation, the Corporation had the authority to issue eleven billion (11,000,000,000) shares of common stock of the par value of $0.10 per share and of the aggregate par value of eleven million dollars ($11,000,000), of which the Board of Directors had designated 9,488,500,000 shares into portfolios and classes and classified the shares of each portfolio and class as follows:

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West Money Market	Common Stock	1,000
Great-West Stock Index	Initial Class	90
Great-West Stock Index	Class L	35
Great-West Bond Index	Initial Class	130
Great-West Bond Index	Class L	35
Great-West U.S. Government Mortgage Securities	Initial Class	90
Great-West U.S. Government Mortgage Securities	Class L	35
Great-West S&P Small Cap 600® Index	Initial Class	100
Great-West S&P Small Cap 600® Index	Class L	35
Great-West Putnam High Yield Bond	Initial Class	100
Great-West Putnam High Yield Bond	Class L	35
Great-West Multi-Manager Large Cap Growth	Initial Class	100
Great-West Multi-Manager Large Cap Growth	Class L	35
Great-West MFS International Growth	Initial Class	100
Great-West MFS International Growth	Class L	35
Great-West Federated Bond	Initial Class	100
Great-West Federated Bond	Class L	35
Great-West MFS International Value	Initial Class	110
Great-West MFS International Value	Class L	35
Great-West S&P 500® Index	Initial Class	180

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West S&P 500® Index	Class L	35
Great-West Goldman Sachs Mid Cap Value	Initial Class	85
Great-West Goldman Sachs Mid Cap Value	Class L	35
Great-West Invesco Small Cap Value	Initial Class	110
Great-West Invesco Small Cap Value	Class L	35
Great-West Ariel Mid Cap Value	Initial Class	100
Great-West Ariel Mid Cap Value	Class L	35
Great-West Ariel Small Cap Value	Initial Class	85
Great-West Ariel Small Cap Value	Class L	35
Great-West Loomis Sayles Small Cap Value	Initial Class	90
Great-West Loomis Sayles Small Cap Value	Class L	35
Great-West Loomis Sayles Bond	Initial Class	100
Great-West Loomis Sayles Bond	Class L	35
Great-West T. Rowe Price Equity Income	Initial Class	125
Great-West T. Rowe Price Equity Income	Class L	35
Great-West Small Cap Growth	Initial Class	90
Great-West Small Cap Growth	Class L	35
Great-West Short Duration Bond	Initial Class	85
Great-West Short Duration Bond	Class L	35
Great-West T. Rowe Price Mid Cap Growth	Initial Class	110
Great-West T. Rowe Price Mid Cap Growth	Class L	35
Great-West Templeton Global Bond	Initial Class	100
Great-West Templeton Global Bond	Class L	35
Great-West S&P Mid Cap 400® Index	Initial Class	52.5
Great-West S&P Mid Cap 400® Index	Class L	33
Great-West International Index	Initial Class	70
Great-West International Index	Class L	33
Great-West Putnam Equity Income	Initial Class	70
Great-West Putnam Equity Income	Class L	33
Great-West American Century Growth	Initial Class	80
Great-West American Century Growth	Class L	33
Great-West Real Estate Index	Initial Class	35
Great-West Real Estate Index	Class L	35
Great-West Conservative Profile I	Initial Class	100
Great-West Conservative Profile I	Class L	35
Great-West Moderately Conservative Profile I	Initial Class	100
Great-West Moderately Conservative Profile I	Class L	35
Great-West Moderate Profile I	Initial Class	100
Great-West Moderate Profile I	Class L	35
Great-West Moderately Aggressive Profile I	Initial Class	100
Great-West Moderately Aggressive Profile I	Class L	35
Great-West Aggressive Profile I	Initial Class	100
Great-West Aggressive Profile I	Class L	35
Great-West Conservative Profile II	Initial Class	100
Great-West Conservative Profile II	Class L	35
Great-West Moderately Conservative Profile II	Initial Class	100
Great-West Moderately Conservative Profile II	Class L	35
Great-West Moderate Profile II	Initial Class	250
Great-West Moderate Profile II	Class L	35

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West Moderately Aggressive Profile II	Initial Class	100
Great-West Moderately Aggressive Profile II	Class L	35
Great-West Aggressive Profile II	Initial Class	175
Great-West Aggressive Profile II	Class L	35
Great-West Lifetime 2015 I	Class T	45
Great-West Lifetime 2015 I	Class T1	45
Great-West Lifetime 2015 I	Class L	33
Great-West Lifetime 2015 II	Class T	45
Great-West Lifetime 2015 II	Class T1	80
Great-West Lifetime 2015 II	Class L	33
Great-West Lifetime 2015 III	Class T	45
Great-West Lifetime 2015 III	Class T1	45
Great-West Lifetime 2015 III	Class L	33
Great-West Lifetime 2025 I	Class T	45
Great-West Lifetime 2025 I	Class T1	45
Great-West Lifetime 2025 I	Class L	33
Great-West Lifetime 2025 II	Class T	45
Great-West Lifetime 2025 II	Class T1	100
Great-West Lifetime 2025 II	Class L	33
Great-West Lifetime 2025 III	Class T	45
Great-West Lifetime 2025 III	Class T1	45
Great-West Lifetime 2025 III	Class L	33
Great-West Lifetime 2035 I	Class T	45
Great-West Lifetime 2035 I	Class T1	45
Great-West Lifetime 2035 I	Class L	33
Great-West Lifetime 2035 II	Class T	45
Great-West Lifetime 2035 II	Class T1	70
Great-West Lifetime 2035 II	Class L	33
Great-West Lifetime 2035 III	Class T	45
Great-West Lifetime 2035 III	Class T1	45
Great-West Lifetime 2035 III	Class L	33
Great-West Lifetime 2045 I	Class T	45
Great-West Lifetime 2045 I	Class T1	45
Great-West Lifetime 2045 I	Class L	33
Great-West Lifetime 2045 II	Class T	45
Great-West Lifetime 2045 II	Class T1	45
Great-West Lifetime 2045 II	Class L	33
Great-West Lifetime 2045 III	Class T	45
Great-West Lifetime 2045 III	Class T1	45
Great-West Lifetime 2045 III	Class L	33
Great-West Lifetime 2055 I	Class T	45
Great-West Lifetime 2055 I	Class T1	45
Great-West Lifetime 2055 I	Class L	33
Great-West Lifetime 2055 II	Class T	45
Great-West Lifetime 2055 II	Class T1	45
Great-West Lifetime 2055 II	Class L	33
Great-West Lifetime 2055 III	Class T	45
Great-West Lifetime 2055 III	Class T1	45
Great-West Lifetime 2055 III	Class L	33

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West SecureFoundation® Balanced	Class G	75
Great-West SecureFoundation® Balanced	Class G1	75
Great-West SecureFoundation® Balanced	Class L	33
Great-West SecureFoundation® Balanced ETF	Class A	35
Great-West SecureFoundation® Balanced ETF	Class S	35
Great-West SecureFoundation® Lifetime 2015	Class G	75
Great-West SecureFoundation® Lifetime 2015	Class G1	75
Great-West SecureFoundation® Lifetime 2015	Class L	33
Great-West SecureFoundation® Lifetime 2020	Class G	33
Great-West SecureFoundation® Lifetime 2020	Class G1	33
Great-West SecureFoundation® Lifetime 2020	Class L	33
Great-West SecureFoundation® Lifetime 2025	Class G	75
Great-West SecureFoundation® Lifetime 2025	Class G1	75
Great-West SecureFoundation® Lifetime 2025	Class L	33
Great-West SecureFoundation® Lifetime 2030	Class G	33
Great-West SecureFoundation® Lifetime 2030	Class G1	33
Great-West SecureFoundation® Lifetime 2030	Class L	33
Great-West SecureFoundation® Lifetime 2035	Class G	75
Great-West SecureFoundation® Lifetime 2035	Class G1	75
Great-West SecureFoundation® Lifetime 2035	Class L	33
Great-West SecureFoundation® Lifetime 2040	Class G	33
Great-West SecureFoundation® Lifetime 2040	Class G1	33
Great-West SecureFoundation® Lifetime 2040	Class L	33
Great-West SecureFoundation® Lifetime 2045	Class G	75
Great-West SecureFoundation® Lifetime 2045	Class G1	75
Great-West SecureFoundation® Lifetime 2045	Class L	33
Great-West SecureFoundation® Lifetime 2050	Class G	33
Great-West SecureFoundation® Lifetime 2050	Class G1	33
Great-West SecureFoundation® Lifetime 2050	Class L	33
Great-West SecureFoundation® Lifetime 2055	Class G	75
Great-West SecureFoundation® Lifetime 2055	Class G1	75
Great-West SecureFoundation® Lifetime 2055	Class L	33

Unclassified Capital Stock:		1,511.5

Total:		11,000

As supplemented hereby, the Corporation’s Articles of Amendment and Restatement authorize the issuance of eleven billion (11,000,000,000) shares of common stock of the par value of $0.10 per share and of the aggregate par value of eleven million dollars ($11,000,000), classified as follows:

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West Money Market	Common Stock	1,000
Great-West Stock Index	Initial Class	90
Great-West Stock Index	Class L	35
Great-West Bond Index	Initial Class	130
Great-West Bond Index	Class L	35
Great-West U.S. Government Mortgage Securities	Initial Class	90
Great-West U.S. Government Mortgage Securities	Class L	35
Great-West S&P Small Cap 600® Index	Initial Class	100
Great-West S&P Small Cap 600® Index	Class L	35
Great-West Putnam High Yield Bond	Initial Class	100
Great-West Putnam High Yield Bond	Class L	35
Great-West Multi-Manager Large Cap Growth	Initial Class	100
Great-West Multi-Manager Large Cap Growth	Class L	35
Great-West MFS International Growth	Initial Class	100
Great-West MFS International Growth	Class L	35
Great-West Federated Bond	Initial Class	100
Great-West Federated Bond	Class L	35
Great-West MFS International Value	Initial Class	110
Great-West MFS International Value	Class L	35
Great-West S&P 500® Index	Initial Class	180
Great-West S&P 500® Index	Class L	35
Great-West Goldman Sachs Mid Cap Value	Initial Class	85
Great-West Goldman Sachs Mid Cap Value	Class L	35
Great-West Invesco Small Cap Value	Initial Class	110
Great-West Invesco Small Cap Value	Class L	35
Great-West Ariel Mid Cap Value	Initial Class	100
Great-West Ariel Mid Cap Value	Class L	35
Great-West Loomis Sayles Small Cap Value	Initial Class	90
Great-West Loomis Sayles Small Cap Value	Class L	35
Great-West Loomis Sayles Bond	Initial Class	100
Great-West Loomis Sayles Bond	Class L	35
Great-West T. Rowe Price Equity Income	Initial Class	125
Great-West T. Rowe Price Equity Income	Class L	35
Great-West Small Cap Growth	Initial Class	90
Great-West Small Cap Growth	Class L	35
Great-West Short Duration Bond	Initial Class	85
Great-West Short Duration Bond	Class L	35
Great-West T. Rowe Price Mid Cap Growth	Initial Class	110
Great-West T. Rowe Price Mid Cap Growth	Class L	35
Great-West Templeton Global Bond	Initial Class	100
Great-West Templeton Global Bond	Class L	35
Great-West S&P Mid Cap 400® Index	Initial Class	52.5
Great-West S&P Mid Cap 400® Index	Class L	33
Great-West International Index	Initial Class	70
Great-West International Index	Class L	33
Great-West Putnam Equity Income	Initial Class	70
Great-West Putnam Equity Income	Class L	33
Great-West American Century Growth	Initial Class	80
Great-West American Century Growth	Class L	33
Great-West Real Estate Index	Initial Class	35
Great-West Real Estate Index	Class L	35

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West Conservative Profile I	Initial Class	100
Great-West Conservative Profile I	Class L	35
Great-West Moderately Conservative Profile I	Initial Class	100
Great-West Moderately Conservative Profile I	Class L	35
Great-West Moderate Profile I	Initial Class	100
Great-West Moderate Profile I	Class L	35
Great-West Moderately Aggressive Profile I	Initial Class	100
Great-West Moderately Aggressive Profile I	Class L	35
Great-West Aggressive Profile I	Initial Class	100
Great-West Aggressive Profile I	Class L	35
Great-West Conservative Profile II	Initial Class	100
Great-West Conservative Profile II	Class L	35
Great-West Moderately Conservative Profile II	Initial Class	100
Great-West Moderately Conservative Profile II	Class L	35
Great-West Moderate Profile II	Initial Class	250
Great-West Moderate Profile II	Class L	35
Great-West Moderately Aggressive Profile II	Initial Class	100
Great-West Moderately Aggressive Profile II	Class L	35
Great-West Aggressive Profile II	Initial Class	175
Great-West Aggressive Profile II	Class L	35
Great-West Lifetime 2015 I	Class T	45
Great-West Lifetime 2015 I	Class T1	45
Great-West Lifetime 2015 I	Class L	33
Great-West Lifetime 2015 II	Class T	45
Great-West Lifetime 2015 II	Class T1	80
Great-West Lifetime 2015 II	Class L	33
Great-West Lifetime 2015 III	Class T	45
Great-West Lifetime 2015 III	Class T1	45
Great-West Lifetime 2015 III	Class L	33
Great-West Lifetime 2025 I	Class T	45
Great-West Lifetime 2025 I	Class T1	45
Great-West Lifetime 2025 I	Class L	33
Great-West Lifetime 2025 II	Class T	45
Great-West Lifetime 2025 II	Class T1	100
Great-West Lifetime 2025 II	Class L	33
Great-West Lifetime 2025 III	Class T	45
Great-West Lifetime 2025 III	Class T1	45
Great-West Lifetime 2025 III	Class L	33
Great-West Lifetime 2035 I	Class T	45
Great-West Lifetime 2035 I	Class T1	45
Great-West Lifetime 2035 I	Class L	33
Great-West Lifetime 2035 II	Class T	45
Great-West Lifetime 2035 II	Class T1	70
Great-West Lifetime 2035 II	Class L	33
Great-West Lifetime 2035 III	Class T	45
Great-West Lifetime 2035 III	Class T1	45
Great-West Lifetime 2035 III	Class L	33
Great-West Lifetime 2045 I	Class T	45
Great-West Lifetime 2045 I	Class T1	45

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Great-West Lifetime 2045 I	Class L	33
Great-West Lifetime 2045 II	Class T	45
Great-West Lifetime 2045 II	Class T1	45
Great-West Lifetime 2045 II	Class L	33
Great-West Lifetime 2045 III	Class T	45
Great-West Lifetime 2045 III	Class T1	45
Great-West Lifetime 2045 III	Class L	33
Great-West Lifetime 2055 I	Class T	45
Great-West Lifetime 2055 I	Class T1	45
Great-West Lifetime 2055 I	Class L	33
Great-West Lifetime 2055 II	Class T	45
Great-West Lifetime 2055 II	Class T1	45
Great-West Lifetime 2055 II	Class L	33
Great-West Lifetime 2055 III	Class T	45
Great-West Lifetime 2055 III	Class T1	45
Great-West Lifetime 2055 III	Class L	33
Great-West SecureFoundation® Balanced	Class G	75
Great-West SecureFoundation® Balanced	Class G1	75
Great-West SecureFoundation® Balanced	Class L	33
Great-West SecureFoundation® Balanced ETF	Class A	35
Great-West SecureFoundation® Balanced ETF	Class S	35
Great-West SecureFoundation® Lifetime 2015	Class G	75
Great-West SecureFoundation® Lifetime 2015	Class G1	75
Great-West SecureFoundation® Lifetime 2015	Class L	33
Great-West SecureFoundation® Lifetime 2020	Class G	33
Great-West SecureFoundation® Lifetime 2020	Class G1	33
Great-West SecureFoundation® Lifetime 2020	Class L	33
Great-West SecureFoundation® Lifetime 2025	Class G	75
Great-West SecureFoundation® Lifetime 2025	Class G1	75
Great-West SecureFoundation® Lifetime 2025	Class L	33
Great-West SecureFoundation® Lifetime 2030	Class G	33
Great-West SecureFoundation® Lifetime 2030	Class G1	33
Great-West SecureFoundation® Lifetime 2030	Class L	33
Great-West SecureFoundation® Lifetime 2035	Class G	75
Great-West SecureFoundation® Lifetime 2035	Class G1	75
Great-West SecureFoundation® Lifetime 2035	Class L	33
Great-West SecureFoundation® Lifetime 2040	Class G	33
Great-West SecureFoundation® Lifetime 2040	Class G1	33
Great-West SecureFoundation® Lifetime 2040	Class L	33
Great-West SecureFoundation® Lifetime 2045	Class G	75
Great-West SecureFoundation® Lifetime 2045	Class G1	75
Great-West SecureFoundation® Lifetime 2045	Class L	33
Great-West SecureFoundation® Lifetime 2050	Class G	33
Great-West SecureFoundation® Lifetime 2050	Class G1	33
Great-West SecureFoundation® Lifetime 2050	Class L	33
Great-West SecureFoundation® Lifetime 2055	Class G	75
Great-West SecureFoundation® Lifetime 2055	Class G1	75
Great-West SecureFoundation® Lifetime 2055	Class L	33

Unclassified Capital Stock:		1,631.5

Total:		11,000

FIFTH: These Articles Supplementary shall be effective on December 20, 2013.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed, and witnessed, in its name and on its behalf by its undersigned officers who acknowledge that these Articles Supplementary are the act of the Corporation; that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects; and that this statement is made under the penalties of perjury.

GREAT-WEST FUNDS, INC.

By:
Name:	Mitchell T.G. Graye
Title:	President and Chief Executive Officer

ATTEST:

By:
Name:	Ryan L. Logsdon
Title:	Assistant Vice President, Counsel & Secretary

GREAT-WEST FUNDS, INC.

ARTICLES OF AMENDMENT

Great-West Funds, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-607 of the Maryland General Corporation Law, hereby certifies as follows:

FIRST: The charter of the Corporation is hereby amended by changing the name of the following series of capital stock of the Corporation as follows:

CURRENT SERIES/PORTFOLIO NAME	NEW SERIES/PORTFOLIO NAME

Great-West Janus Large Cap Growth Fund	Great-West Multi-Manager Large Cap Growth Fund

SECOND:  The amendment was approved by a majority of the entire Board of Directors and is limited to a change expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

THIRD:  These Articles of Amendment shall become effective at 12:00 A.M. on the 1st day of September 2013.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested by its Secretary on this 16th day of August 2013, and the undersigned officers acknowledge that these Articles of Amendment are the act of the Corporation, and certify that, to the best of their knowledge, information and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.

GREAT-WEST FUNDS, INC.

Name:	M.T.G. Graye
Title:	President and Chief Executive Officer

ATTEST:

Name:	R.L. Logsdon
Title:	Assistant Vice President, Counsel and
Secretary